Exhibit 24


                              POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Douglas C. Yearley, Thomas M. St. Clair and William C. Tubman and each of them his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities:

Annual Report For the Year Ended December 31, 1993 of Phelps Dodge Corporation on Form 10-K

          (1) to sign the Annual Report for the fiscal year ended December 31, 1993 of Phelps Dodge Corporation on Form 10-K ("1993 Form 10-K") to be filed under the Securities Exchange Act of 1934, as amended, and any and all amendments to such 1993 Form 10-K;

          (2) to file such 1993 Form 10-K (and any and all such amendments) with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and

          (3) to take such other action as may be deemed necessary or appropriate in connection with such 1993 Form 10-K;

as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents of any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 7th day of February, 1994.




                                   Edward L. Addison
                                   ______________________________
                                   Edward L. Addison



                              POWER OF ATTORNEY



          KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Douglas C. Yearley, Thomas M. St. Clair and William C. Tubman and each of them his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities:

Annual Report For the Year Ended December 31, 1993 of Phelps Dodge Corporation on Form 10-K

          (1) to sign the Annual Report for the fiscal year ended December 31, 1993 of Phelps Dodge Corporation on Form 10-K ("1993 Form 10-K") to be filed under the Securities Exchange Act of 1934, as amended, and any and all amendments to such 1993 Form 10-K;

          (2) to file such 1993 Form 10-K (and any and all such amendments) with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and

          (3) to take such other action as may be deemed necessary or appropriate in connection with such 1993 Form 10-K;

as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents of any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 3rd day of February, 1994.





                                   Robert N. Burt
                                   ______________________________
                                   Robert N. Burt



                              POWER OF ATTORNEY



          KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Douglas C. Yearley, Thomas M. St. Clair and William C. Tubman and each of them his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities:

Annual Report For the Year Ended December 31, 1993 of Phelps Dodge Corporation on Form 10-K

          (1) to sign the Annual Report for the fiscal year ended December 31, 1993 of Phelps Dodge Corporation on Form 10-K ("1993 Form 10-K") to be filed under the Securities Exchange Act of 1934, as amended, and any and all amendments to such 1993 Form 10-K;

          (2) to file such 1993 Form 10-K (and any and all such amendments) with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and

          (3) to take such other action as may be deemed necessary or appropriate in connection with such 1993 Form 10-K;

as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents of any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 2nd day of February, 1994.





                                   George C. Dillon
                                   ______________________________
                                   George C. Dillon



                              POWER OF ATTORNEY



          KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Douglas C. Yearley, Thomas M. St. Clair and William C. Tubman and each of them his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities:

Annual Report For the Year Ended December 31, 1993 of Phelps Dodge Corporation on Form 10-K

          (1) to sign the Annual Report for the fiscal year ended December 31, 1993 of Phelps Dodge Corporation on Form 10-K ("1993 Form 10-K") to be filed under the Securities Exchange Act of 1934, as amended, and any and all amendments to such 1993 Form 10-K;

          (2) to file such 1993 Form 10-K (and any and all such amendments) with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and

          (3) to take such other action as may be deemed necessary or appropriate in connection with such 1993 Form 10-K;

as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents of any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 3rd day of February, 1994.





                                   Cleveland E. Dodge, Jr.
                                   ______________________________
                                   Cleveland E. Dodge, Jr.



                              POWER OF ATTORNEY



          KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Douglas C. Yearley, Thomas M. St. Clair and William C. Tubman and each of them his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities:

Annual Report For the Year Ended December 31, 1993 of Phelps Dodge Corporation on Form 10-K

          (1) to sign the Annual Report for the fiscal year ended December 31, 1993 of Phelps Dodge Corporation on Form 10-K ("1993 Form 10-K") to be filed under the Securities Exchange Act of 1934, as amended, and any and all amendments to such 1993 Form 10-K;

          (2) to file such 1993 Form 10-K (and any and all such amendments) with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and

          (3) to take such other action as may be deemed necessary or appropriate in connection with such 1993 Form 10-K;

as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents of any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 15th day of February, 1994.





                                   Paul W. Douglas
                                   ______________________________
                                   Paul W. Douglas



                              POWER OF ATTORNEY



          KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Douglas C. Yearley, Thomas M. St. Clair and William C. Tubman and each of them his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities:

Annual Report For the Year Ended December 31, 1993 of Phelps Dodge Corporation on Form 10-K

          (1) to sign the Annual Report for the fiscal year ended December 31, 1993 of Phelps Dodge Corporation on Form 10-K ("1993 Form 10-K") to be filed under the Securities Exchange Act of 1934, as amended, and any and all amendments to such 1993 Form 10-K;

          (2) to file such 1993 Form 10-K (and any and all such amendments) with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and

          (3) to take such other action as may be deemed necessary or appropriate in connection with such 1993 Form 10-K;

as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents of any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 1st day of February, 1994.





                                   William A. Franke
                                   ______________________________
                                   William A. Franke



                              POWER OF ATTORNEY



          KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Douglas C. Yearley, Thomas M. St. Clair and William C. Tubman and each of them his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities:

Annual Report For the Year Ended December 31, 1993 of Phelps Dodge Corporation on Form 10-K

          (1) to sign the Annual Report for the fiscal year ended December 31, 1993 of Phelps Dodge Corporation on Form 10-K ("1993 Form 10-K") to be filed under the Securities Exchange Act of 1934, as amended, and any and all amendments to such 1993 Form 10-K;

          (2) to file such 1993 Form 10-K (and any and all such amendments) with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and

          (3) to take such other action as may be deemed necessary or appropriate in connection with such 1993 Form 10-K;

as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents of any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 2nd day of February, 1994.





                                   Paul Hazen
                                   ______________________________
                                   Paul Hazen



                              POWER OF ATTORNEY



          KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Douglas C. Yearley, Thomas M. St. Clair and William C. Tubman and each of them his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities:

Annual Report For the Year Ended December 31, 1993 of Phelps Dodge Corporation on Form 10-K

          (1) to sign the Annual Report for the fiscal year ended December 31, 1993 of Phelps Dodge Corporation on Form 10-K ("1993 Form 10-K") to be filed under the Securities Exchange Act of 1934, as amended, and any and all amendments to such 1993 Form 10-K;

          (2) to file such 1993 Form 10-K (and any and all such amendments) with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and

          (3) to take such other action as may be deemed necessary or appropriate in connection with such 1993 Form 10-K;

as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents of any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 2nd day of February, 1994.


                                   Robert D. Krebs
                                   ______________________________
                                   Robert D. Krebs



                              POWER OF ATTORNEY



          KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Douglas C. Yearley, Thomas M. St. Clair and William C. Tubman and each of them his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities:

Annual Report For the Year Ended December 31, 1993 of Phelps Dodge Corporation on Form 10-K

          (1) to sign the Annual Report for the fiscal year ended December 31, 1993 of Phelps Dodge Corporation on Form 10-K ("1993 Form 10-K") to be filed under the Securities Exchange Act of 1934, as amended, and any and all amendments to such 1993 Form 10-K;

          (2) to file such 1993 Form 10-K (and any and all such amendments) with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and

          (3) to take such other action as may be deemed necessary or appropriate in connection with such 1993 Form 10-K;

as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents of any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 14th day of February, 1994.





                                   Southwood J. Morcott
                                   ______________________________
                                   Southwood J. Morcott



                              POWER OF ATTORNEY



          KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Douglas C. Yearley, Thomas M. St. Clair and William C. Tubman and each of them his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities:

Annual Report For the Year Ended December 31, 1993 of Phelps Dodge Corporation on Form 10-K

          (1) to sign the Annual Report for the fiscal year ended December 31, 1993 of Phelps Dodge Corporation on Form 10-K ("1993 Form 10-K") to be filed under the Securities Exchange Act of 1934, as amended, and any and all amendments to such 1993 Form 10-K;

          (2) to file such 1993 Form 10-K (and any and all such amendments) with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and

          (3) to take such other action as may be deemed necessary or appropriate in connection with such 1993 Form 10-K;

as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents of any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 2nd day of February, 1994.





                                   George B. Munroe
                                   ______________________________
                                   George B. Munroe



                              POWER OF ATTORNEY



          KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Douglas C. Yearley, Thomas M. St. Clair and William C. Tubman and each of them his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities:

Annual Report For the Year Ended December 31, 1993 of Phelps Dodge Corporation on Form 10-K

          (1) to sign the Annual Report for the fiscal year ended December 31, 1993 of Phelps Dodge Corporation on Form 10-K ("1993 Form 10-K") to be filed under the Securities Exchange Act of 1934, as amended, and any and all amendments to such 1993 Form 10-K;

          (2) to file such 1993 Form 10-K (and any and all such amendments) with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and

          (3) to take such other action as may be deemed necessary or appropriate in connection with such 1993 Form 10-K;

as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents of any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 3rd day of February, 1994.





                                   George L. Shinn
                                   ______________________________
                                   George L. Shinn



                              POWER OF ATTORNEY



          KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Thomas M. St. Clair and William C. Tubman and each of them his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities:

Annual Report For the Year Ended December 31, 1993 of Phelps Dodge Corporation on Form 10-K

          (1) to sign the Annual Report for the fiscal year ended December 31, 1993 of Phelps Dodge Corporation on Form 10-K ("1993 Form 10-K") to be filed under the Securities Exchange Act of 1934, as amended, and any and all amendments to such 1993 Form 10-K;

          (2) to file such 1993 Form 10-K (and any and all such amendments) with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and

          (3) to take such other action as may be deemed necessary or appropriate in connection with such 1993 Form 10-K;

as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents of any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 1st day of February, 1994.





                                   Douglas C. Yearley
                                   ______________________________
                                   Douglas C. Yearley